CONSOLIDATED FINANCIAL STATEMENTS DETAILS - Other Current Assets (Details) RUB in Millions, $ in Millions	Dec. 31, 2016 USD ($)	Dec. 31, 2016 RUB	Dec. 31, 2015 RUB
Other Current Assets
VAT reclaimable	$ 16.7	RUB 1,014	RUB 1,002
Loans to employees	7.5	454	264
Interest receivable	4.4	268	1,277
Receivables for disposed investments	4.4	267	44
Funds receivables	3.7	224	147
Restricted cash	2.2	136	857
Other	5.8	351	244
Total other current assets	$ 44.7	RUB 2,714	RUB 3,835